UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2015
QEP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-36047	80-0918184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Predecessor independent accountant.

On March 25, 2015, the Audit Committee of the Board of Directors of QEP Midstream Partners GP, LLC (the “Audit Committee”), the general partner of QEP Midstream Partners, LP (the “Partnership”), approved a change in its independent registered public accounting firm. The Audit Committee dismissed PricewaterhouseCoopers, LLP (“PwC”) effective March 25, 2015 and appointed Ernst and Young, LLP (“EY”) to serve as its independent registered public accounting firm on March 25, 2015.

The audit reports of PwC on the Partnership’s consolidated financial statements as of and for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2014 and 2013 and through March 25, 2015 there have been (1) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of such disagreements in their reports on the Partnership’s financial statements for such periods, and (2) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Partnership has provided PwC with a copy of this Current Report on Form 8-K and requested that PwC furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Partnership herein and, if not, stating the respects in which it does not agree. The letter from PwC to the Securities and Exchange Commission dated as of March 27, 2015 is attached as Exhibit 16.1 to this Current Report.

(b) Successor independent accountant.

During the two most recent fiscal years and through March 25, 2015, the Partnership did not consult with EY regarding either (i) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Partnership’s financial statements, nor did EY provide written or oral advice to the Partnership that EY concluded was an important factor considered by the Partnership in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from PwC to the Securities and Exchange Commission dated March 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 27, 2015

QEP MIDSTREAM PARTNERS, LP
By:	QEP Midstream Partners GP, LLC
Its general partner

By:	/s/ STEVEN M. STERIN
Steven M. Sterin
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit

16.1	Letter from PwC to the Securities and Exchange Commission dated March 27, 2015.

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